Exhibit 99.1

Blackstone Reports Fourth Quarter and Full Year 2019 Results

New York, January 30, 2020: Blackstone (NYSE:BX) today reported its fourth quarter and full year 2019 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “2019 was a momentous year for Blackstone and our shareholders. In addition to delivering another year of outstanding results, we converted to a corporation, allowing a vastly wider universe of investors to own our stock. We continued to expand our leading investment platforms into new areas, driving $134 billion of capital inflows during the year, and enabling us to deploy $63 billion – both records for the firm. We ended the year with $571 billion of Assets Under Management, also a record and up 21% year-over-year, including $104 billion of perpetual capital. As we enter the new decade, the outlook has never been stronger, with Blackstone positioned as the clear reference institution in the fast-growing alternatives sector.”

Blackstone issued a full detailed presentation of its fourth quarter and full year 2019 results, which can be viewed at www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $0.61 per common share to record holders of common shares at the close of business on February 10, 2020. This dividend will be paid on February 18, 2020.

Quarterly Investor Call Details

Blackstone will host a conference call on January 30, 2020 at 9:00 a.m. ET to discuss fourth quarter and full year 2019 results. The conference call can be accessed via the Shareholders section of Blackstone’s website at www.blackstone.com or by dialing +1 (866) 318-8619 (U.S. domestic) or +1 (617) 399-5138 (international), passcode 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), passcode 461 589 63#.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with $571 billion in assets under management, include investment vehicles focused on

The Blackstone Group Inc. 345 Park Avenue New York, New York 10154 T 212 583 5000

private equity, real estate, public debt and equity, growth equity, opportunistic, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

2

January 30, 2020 Blackstone’s Fourth Quarter and Full Year 2019 Earnings

Blackstone

Income (Loss) Before Provision (Benefit) for Taxes Margin is calculated by dividing Income (Loss) Before Provision (Benefit) for Taxes by Total Revenues. Effective July 1, 2019, The Blackstone Group L.P. converted from a Delaware
limited
partnership
to
a
Delaware
corporation,
The
Blackstone
Group
Inc.
(the
“Conversion”).
This
presentation
includes
results
for
The
Blackstone
Group
L.P.
prior
to
the
Conversion.
As
of any time
prior to the Conversion, references to “Blackstone,” “the Company,” “our” and similar terms mean The Blackstone Group L.P. and its consolidated subsidiaries and, as of any time after the Conversion, The Blackstone
Group Inc. and its consolidated subsidiaries. All references to shares or per share amounts prior to the Conversion refer to units or per unit amounts.
Blackstone’s Fourth Quarter and Full Year 2019 GAAP Results
GAAP
Net
Income
was
$978
million
for
the
quarter
and
$3.9
billion
for
the
year.
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
Inc.
was
$483
million
for
the
quarter
and
$2.0
billion
for
the
year.
(Dollars in Thousands, Except per Share Data) (Unaudited)
4Q'18
4Q'19
FY'18
FY'19
Revenues
Management and Advisory Fees, Net
797,554
$
943,900
$
3,027,796
$
3,472,155
$
Incentive Fees
15,797
87,610
57,540
129,911
Investment Income (Loss)
Performance Allocations
Realized
511,388
717,555
1,876,507
1,739,000
Unrealized
(806,305)
128,231
561,373
1,126,332
Principal Investments
Realized
109,901
100,535
415,862
393,478
Unrealized
(218,165)
67,913
49,917
215,003
Total Investment Income (Loss)
(403,181)
1,014,234
2,903,659
3,473,813
Interest and Dividend Revenue
47,885
52,146
171,947
182,398
Other
46,923
(6,410)
672,317
79,993
Total Revenues
504,978
2,091,480
6,833,259
7,338,270
Expenses
Compensation and Benefits
Compensation
373,790
447,646
1,609,957
1,820,330
Incentive Fee Compensation
10,260
24,589
33,916
44,300
Performance Allocations Compensation
Realized
212,174
295,059
711,076
662,942
Unrealized
(302,868)
93,845
319,742
540,285
Total Compensation and Benefits
293,356
861,139
2,674,691
3,067,857
General, Administrative and Other
153,519
186,971
594,873
679,408
Interest Expense
44,644
60,688
163,990
199,648
Fund Expenses
3,577
5,229
78,486
17,738
Total Expenses
495,096
1,114,027
3,512,040
3,964,651
Other Income (Loss)
Change in Tax Receivable Agreement Liability
-
(13,039)
-
161,567
Net Gains (Losses) from Fund Investment Activities
(59,234)
42,923
191,722
282,829
Income (Loss) Before Provision (Benefit)
or Taxes
(49,352)
$
1,007,337
$
3,512,941
$
3,818,015
$
Provision (Benefit)
or
Taxes
29,366
28,943
249,390
(47,952)
Net Income (Loss)
(78,718)
$
978,394
$
3,263,551
$
3,865,967
$
Net Loss Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
(4,303)
(3,688)
(2,104)
(121)
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
(68,800)
120,796
358,878
476,779
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
5,253
378,137
1,364,989
1,339,627
Net Income (Loss) Attributable to The Blackstone Group Inc. (“BX”)
(10,868)
$
483,149
$
1,541,788
$
2,049,682
$
Net Income (Loss) Per Share of Class A Common Stock, Basic
(0.02)
$
0.71
$
2.27
$
3.03
$
Net Income (Loss) Per Share of Class A Common Stock, Diluted
(0.02)
$
0.71
$
2.26
$
3.03
$
Income (Loss) Before Provision (Benefit) for Taxes Margin
(9.8)%
48.2%
51.4%
52.0%

Blackstone

Blackstone’s Fourth Quarter and Full Year 2019 Highlights
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of
Blackstone.
See
pages
32-33,
Definitions
and
Dividend
Policy,
for
definitions
of
terms
used
throughout
this
presentation.
Unless
otherwise
noted,
references
to
“common
stock”
and
“common shares” refer to Class A common stock.
Capital
Metrics
Total Assets Under Management (“AUM”) of $571.1 billion, up 21% year-over-year
Inflows of $26.0 billion in the quarter and $134.4 billion for the year
Realizations of $11.6 billion in the quarter and $40.2 billion for the year
Deployment of $17.3 billion in the quarter and $62.9 billion for the year
Capital
Returned to
Shareholders
Dividend of $0.61 per common share payable on February 18, 2020
•
Dividends of $1.95 per common share for the year
Repurchased 1.5 million common shares in the quarter and 12.8 million common shares for the year
Over $850 million distributed with respect to the fourth quarter to shareholders through dividends and share repurchases, and $3.0 billion for the year
Financial
Measures
Fee Related Earnings (“FRE”) of $552 million ($0.46/share) in the quarter, up 27%
year-
over-year
•
FRE was $1.8 billion for the year
($1.49/share), up 23% year-over-year
Distributable Earnings (“DE”) of $914 million ($0.72/share) in the quarter, up 27% year-
over-year
•
DE was $2.9 billion for the year
($2.31/share), up 7% year-over-year
Net Accrued Performance Revenues receivable of $4.3 billion ($3.61/share)

Blackstone

Blackstone’s Fourth Quarter and Full Year 2019 Segment Earnings
Fee
Related
Earnings
per
Share
is
based
on
end
of
period
DE
Shares
Outstanding
(see
page
23,
Share
Summary).
DE
per
Common
Share
is
based
on
DE
Attributable
to
Common
Shareholders
(see
page
22,
Shareholder
Dividends)
and
end
of
period
Participating
Common
Shares
outstanding.
Full
year
per
Share
amounts
represent
the
sum
of
the
last
four
quarters.
See pages 30-31 for the Reconciliation of GAAP to Total Segment Measures.
% Change
% Change
(Dollars in Thousands, Except per Share Data)
4Q'18
4Q'19
vs. 4Q'18
FY'18
FY'19
vs. FY'18
Management and Advisory Fees, Net
798,195
$
945,673
$
18%
3,036,452
$
3,484,236
$
15%
Fee Related Performance Revenues
44,185
156,373
254%
123,836
212,001
71%
Fee Related Compensation
(279,284)
(388,879)
39%
(1,216,146)
(1,336,578)
10%
Other Operating Expenses
(130,025)
(161,359)
24%
(488,328)
(571,142)
17%
Fee Related Earnings
433,071
$
551,808
$
27%
1,455,814
$
1,788,517
$
23%
FRE per Share
0.36
$
0.46
$
28%
1.21
$
1.49
$
23%
Realized Performance Revenues
483,697
651,647
35%
1,811,771
1,660,642
(8)%
Realized Performance Compensation
(199,645)
(249,359)
25%
(678,141)
(603,935)
(11)%
Realized Principal Investment Income
47,098
38,542
(18)%
236,058
224,155
(5)%
Net Realizations
331,150
440,830
33%
1,369,688
1,280,862
(6)%
Total Segment Distributable Earnings
764,221
$
992,638
$
30%
2,825,502
$
3,069,379
$
9%
Net Interest Income (Loss)
11,923
(2,496)
n/m
21,925
(2,441)
n/m
Taxes and Related Payables
(54,063)
(76,104)
41%
(153,865)
(196,159)
27%
Distributable Earnings
722,081
$
914,038
$
27%
2,693,562
$
2,870,779
$
7%
DE per Common Share
0.57
$
0.72
$
26%
2.17
$
2.31
$
6%
Total Segment Revenues
1,373,175
$
1,792,235
$
31%
5,208,117
$
5,581,034
$
7%
Total Assets Under Management
472,242,317
$
571,122,463
$
21%
472,242,317
$
571,122,463
$
21%
Fee-Earning Assets Under Management
342,527,507
$
408,074,852
$
19%
342,527,507
$
408,074,852
$
19%

Blackstone

Summary of Financials
Full
year
Fee
Related
Earnings
of
$1.49
per
share,
an
increase
of
23%
year-over-year.
Full
year
Total
Segment
Distributable
Earnings
were
$3.1
billion,
an
increase
of
9%
year-over-year.
Fee Related Earnings per Share
(Per Share)
FRE/Share
FRE Margin
Real Estate
Private Equity
Hedge Fund Solutions
Credit
Segment Distributable Earnings
(Dollars in Millions)
FY’19 Total: $3,069
FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related
Performance Revenues). Totals may not add due to rounding.
$1.21
$1.49
46.1%
48.4%
FY'18
FY'19
$1,502
$847
$450
$270

Blackstone

$3,523
$4,171
$4,314
$572
$429
4Q'18
3Q'19
Net Performance
Revenues
Net Realized
Distributions
4Q'19
Investment Performance and Net Accrued Performance Revenues
Positive
overall
appreciation
drove
Net
Accrued
Performance
Revenues
to
$4.3
billion
($3.61/share),
up
22%
year-
over-year.
•
Appreciation
generated
$572
million
of
additional
Net
Accrued
Performance
Revenues,
relative
to
$429
million
of
Net
Realized
Distributions
in
the
quarter.
Net Accrued
Performance Revenues
(Dollars in Millions)
Investment Performance
(Appreciation / Gross Returns)
Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Hedge Fund Solutions and Credit. Appreciation for core+ funds excludes
BREIT.
BPS
Composite
net
returns
were
2.0%
and
7.3%
for
4Q’19
and
FY’19,
respectively.
Performing
Credit
net
returns
were
2.9%
and
9.7%
for
4Q’19
and
FY’19,
respectively.
Distressed
net returns were (1.1)% and (6.0)%
for 4Q’19 and FY’19, respectively. Effective with the 4Q’19 Earnings Release, Credit returns exclude funds in liquidation. Net Realized Distributions excludes Net Performance Revenues realized, but not yet distributed as of the reporting date which are included in the Net Accrued Performance Revenues balance.
4Q'19
FY'19
Real Estate
Opportunistic Funds
4.7%
17.6%
Core+
2.9%
9.2%
Private Equity
Corporate Private Equity
1.5%
9.3%
Tactical Opportunities
7.7%
13.1%
Strategic Partners
5.4%
17.0%
Hedge Fund Solutions
BPS Composite
2.2%
8.2%
Credit
Performing Credit
3.8%
13.4%
Distressed
(0.8)%
(4.4)%

Blackstone

Capital Metrics Activity
Inflows
were
$26.0
billion
in
the
quarter,
bringing
full
year
inflows
to
$134.4
billion.
Realizations
were
$11.6
billion
in
the
quarter
and
$40.2
billion
for
the
year.
Deployed
$17.3
billion
in
the
quarter
and
$62.9
billion
for
the
year.
•
Committed
an
additional
$5.3
billion
during
the
quarter
that
is
not
yet
deployed.
(Dollars in Millions)
Private Equity includes Corporate Private Equity, Core Private Equity, Life Sciences, and BTAS.
Inflows
Realizations
Capital Deployed
4Q'19
FY'19
4Q'19
FY'19
4Q'19
FY'19
8,046
$
34,191
$
6,474
$
18,098
$
7,269
$
22,458
$
Opportunistic
948
16,212
4,994
13,104
4,501
11,006
Core+
3,986
11,952
906
2,709
2,536
9,844
BREDS
3,111
6,026
575
2,285
232
1,608
8,304
56,837
2,307
13,541
5,772
26,601
Private Equity
5,710
31,936
1,013
7,669
3,736
10,215
Tactical Opportunities
1,106
5,378
375
3,164
536
4,686
Strategic Partners
1,488
11,234
920
2,708
1,500
9,198
Infrastructure
-
8,289
-
-
-
2,503
Hedge Fund Solutions
BAAM
2,697
12,243
483
1,272
712
3,704
Credit
GSO/BIS/Harvest
6,921
31,107
2,334
7,291
3,587
10,185
Total Blackstone
25,968
$
134,377
$
11,599
$
40,202
$
17,339
$
62,948
$
Real Estate
Private Equity
Total Real Estate
Total Private Equity

Blackstone

Assets Under Management
Total AUM increased to $571.1 billion, up 21% year-over-year, with $26.0 billion of inflows in the quarter and
$134.4 billion for the year.
Fee-Earning AUM of $408.1 billion was up 19% year-over-year, with $27.4 billion of inflows in the quarter and
$112.2 billion for the year.
Perpetual Capital AUM reached $103.7 billion, up 43% year-over-year.
Fee-Earning AUM
(Dollars in Billions)
Total AUM
(Dollars in Billions)
Real Estate
Hedge Fund Solutions
Credit
Private Equity
Perpetual Capital AUM
(Dollars in Billions)
$127.5
$144.3
$77.8
$80.7
$130.7
$182.9
$136.2
$163.2
$472.2
$571.1
4Q'18
4Q'19
$97.0
$106.5
$72.3
$75.6
$80.0
$97.8
$93.3
$128.2
$342.5
$408.1
4Q'18
4Q'19
$24.4
$30.2
$4.3
$6.1
$5.8
$14.5
$38.1
$52.9
$72.6
$103.7
4Q'18
4Q'19

Blackstone

Additional Capital Detail
Invested Performance Revenue Eligible AUM reached $248.7 billion at quarter end, up 18% year-over-year.
Undrawn
capital
(“Total
Dry
Powder”)
available
for
investment
of
$151.1
billion,
driven
by
fundraising
activity
for
the
latest
flagship
funds.
Total Dry Powder
(Dollars in Billions)
4Q’19 Total: $151.1
Invested Performance Revenue
Eligible AUM
(Dollars in Billions)
Real Estate
Private Equity
Hedge Fund Solutions
Credit
Invested Performance Revenue Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.
$45.7
$74.0
$2.7
$28.7
$22.9
$26.0
$42.4
$43.8
$59.5
$73.5
$85.5
$105.4
$210.3
$248.7
4Q'18
4Q'19

Segment Highlights

Blackstone

Real Estate
Appreciation for core+ funds excludes BREIT.
Total
AUM:
Increased
20%
to
a
record
$163.2
billion
with
inflows
of
$8.0
billion
in
the
quarter
and
$34.2
billion
for
the
year.
•
Inflows
during
the
quarter
included
$2.8
billion
in
BREIT,
$1.8
billion
in
the
fourth
real
estate
debt
fund,
and
an
additional
$442
million
in
BREP
Europe
VI,
which
commenced
its
investment
period
on
October
9.
•
Core+
Total
AUM
increased
31%
to
$46.2
billion
with
BREIT
surpassing
$13.1
billion
after
three
years.
•
Perpetual
Capital
AUM
of
$52.9
billion,
up
39%
year-over-year,
now
represents
one-third
of
Total
AUM.
Realizations:
$6.5
billion
in
the
quarter
and
$18.1
billion
for
the
year;
realizations
in
the
quarter
included
the
sale
of
Hembla,
a
Swedish
multifamily
portfolio,
and
the
final
secondary
sale
of
Invitation
Homes
shares.
•
$150
million
of
Fee
Related
Performance
Revenues
in
the
quarter
driven
by
BREIT’s
annual
crystallization.
Capital
Deployed:
$7.3
billion
in
the
quarter
and
a
record
$22.5
billion
for
the
year;
deployment
in
the
quarter
included
the
acquisition
of
a
last-mile
U.S.
logistics
portfolio
in
BREP
and
the
Bellagio
Las
Vegas
in
BREIT.
Appreciation:
Opportunistic
funds
and
core+
funds
appreciated
4.7%
and
2.9%
in
the
quarter,
and
17.6%
and
9.2%
for
the
year,
respectively.
% Change
% Change
(Dollars in Thousands)
4Q'18
4Q'19
vs. 4Q'18
FY'18
FY'19
vs. FY'18
Management Fees, Net
317,269
$
370,833
$
17%
1,126,470
$
1,265,178
$
12%
Fee Related Performance Revenues
44,185
149,889
239%
124,502
198,237
59%
Fee Related Compensation
(109,695)
(186,465)
70%
(459,430)
(531,259)
16%
Other Operating Expenses
(41,030)
(45,335)
10%
(146,260)
(168,332)
15%
Fee Related Earnings
210,729
$
288,922
$
37%
645,282
$
763,824
$
18%
Realized Performance Revenues
172,985
474,203
174%
914,984
1,032,337
13%
Realized Performance Compensation
(54,179)
(190,910)
252%
(284,319)
(374,096)
32%
Realized Principal Investment Income
11,439
16,476
44%
92,525
79,733
(14)%
Net Realizations
130,245
299,769
130%
723,190
737,974
2%
Segment Distributable Earnings
340,974
$
588,691
$
73%
1,368,472
$
1,501,798
$
10%
Segment Revenues
545,878
$
1,011,401
$
85%
2,258,481
$
2,575,485
$
14%
Total AUM
136,247,229
$
163,156,064
$
20%
136,247,229
$
163,156,064
$
20%
Fee-Earning AUM
93,252,724
$
128,214,137
$
37%
93,252,724
$
128,214,137
$
37%

Blackstone

Private Equity
Total
AUM:
Increased
40%
to
a
record
$182.9
billion
with
inflows
of
$8.3
billion
in
the
quarter
and
$56.8
billion
for
the
year.
•
Inflows
in
the
quarter
primarily
driven
by
$3.2
billion
for
the
latest
life
sciences
fund,
$862
million
for
the
third
secondaries
infrastructure
fund,
and
$463
million
for
the
final
close
of
BCP
VIII.
Realizations:
$2.3
billion
in
the
quarter
and
$13.5
billion
for
the
year.
Capital
Deployed:
$5.8
billion
in
the
quarter
and
$26.6
billion
for
the
year
across
regions;
committed
an
additional
$2.4
billion
that
was
not
yet
deployed
in
the
quarter,
including
MagicLab.
Appreciation:
Corporate
Private
Equity
appreciated
1.5%
in
the
quarter
and
9.3%
for
the
year.
% Change
% Change
(Dollars in Thousands)
4Q'18
4Q'19
vs. 4Q'18
FY'18
FY'19
vs. FY'18
Management and Advisory Fees, Net
212,443
$
278,352
$
31%
829,884
$
1,064,329
$
28%
Fee Related Compensation
(86,089)
(105,285)
22%
(375,446)
(423,752)
13%
Other Operating Expenses
(29,244)
(47,145)
61%
(133,096)
(160,010)
20%
Fee Related Earnings
97,110
$
125,922
$
30%
321,342
$
480,567
$
50%
Realized Performance Revenues
252,100
65,255
(74)%
757,406
468,992
(38)%
Realized Performance Compensation
(110,209)
(37,895)
(66)%
(318,167)
(192,566)
(39)%
Realized Principal Investment Income
26,385
10,227
(61)%
109,731
90,249
(18)%
Net Realizations
168,276
37,587
(78)%
548,970
366,675
(33)%
Segment Distributable Earnings
265,386
$
163,509
$
(38)%
870,312
$
847,242
$
(3)%
Segment Revenues
490,928
$
353,834
$
(28)%
1,697,021
$
1,623,570
$
(4)%
Total AUM
130,665,286
$
182,886,109
$
40%
130,665,286
$
182,886,109
$
40%
Fee-Earning AUM
80,008,166
$
97,773,964
$
22%
80,008,166
$
97,773,964
$
22%

Blackstone

Hedge Fund Solutions
The
BPS
Composite
gross
and
net
returns
are
based
on
the
BAAM
Principal
Solutions
(“BPS”)
Composite,
which
does
not
include
BAAM’s
individual
investor
solutions
(liquid
alternatives),
strategic
capital
(seeding
and
minority
interests),
strategic
opportunities
(co-invests),
and
advisory
(non-discretionary)
platforms,
except
for
investments
by
BPS
funds
directly
into
those
platforms.
BAAM-managed
funds
in
liquidation
and
non fee-paying assets (net returns only) are also excluded. The funds/accounts that comprise the BPS Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the BPS Composite does not represent the performance of an actual fund or account.
Total
AUM:
Increased
4%
to
$80.7
billion
with
inflows
of
$2.7
billion
in
the
quarter
and
$12.2
billion
for
the
year.
•
Held
the
second
close
for
the
second
GP
stakes
fund
in
the
quarter,
bringing
its
Total
AUM
to
$2.4
billion.
•
Individual
Investor
Solutions
had
$381
million
of
net
inflows
in
the
quarter
and
$1.3
billion
for
the
year.
•
Record
year
for
market
appreciation
for
the
segment
of
$5.4
billion.
•
January
1
subscriptions
of
$631
million
are
not
yet
included
in
Total
AUM.
Returns:
BPS
Composite
gross
returns
of
2.2%
in
the
quarter
(2.0%
net).
•
Gross
returns
of
8.2%
for
the
year
(7.3%
net),
with
less
than
one
fifth
of
the
volatility
of
broader
markets.
% Change
% Change
(Dollars in Thousands)
4Q'18
4Q'19
vs. 4Q'18
FY'18
FY'19
vs. FY'18
Management Fees, Net
132,611
$
143,399
$
8%
522,869
$
560,125
$
7%
Fee Related Compensation
(38,557)
(33,486)
(13)%
(162,172)
(151,960)
(6)%
Other Operating Expenses
(19,740)
(22,507)
14%
(77,772)
(81,999)
5%
Fee Related Earnings
74,314
$
87,406
$
18%
282,925
$
326,166
$
15%
Realized Performance Revenues
20,987
108,677
418%
42,419
126,576
198%
Realized Performance Compensation
(14,401)
(19,713)
37%
(21,792)
(24,301)
12%
Realized Principal Investment Income
6,609
8,204
24%
17,039
21,707
27%
Net Realizations
13,195
97,168
636%
37,666
123,982
229%
Segment Distributable Earnings
87,509
$
184,574
$
111%
320,591
$
450,148
$
40%
Segment Revenues
160,207
$
260,280
$
62%
582,327
$
708,408
$
22%
Total AUM
77,814,516
$
80,738,112
$
4%
77,814,516
$
80,738,112
$
4%
Fee-Earning AUM
72,280,606
$
75,636,004
$
5%
72,280,606
$
75,636,004
$
5%

Blackstone

Credit
Performing
Credit
includes
mezzanine
lending
funds,
middle
market
direct
lending
funds,
including
our
BDCs,
and
other
performing
credit
strategy
funds.
Distressed
includes
credit
alpha
strategies, stressed/distressed funds and energy strategies. The gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Performing Credit net returns were 2.9% for 4Q’19 and Distressed net returns were (1.1)% for 4Q’19. Credit returns exclude Blackstone Funds that were contributed to GSO as part of Blackstone’s acquisition of GSO in March 2008. In addition, effective with the 4Q’19 Earnings Release, Credit returns exclude funds in liquidation.
Total
AUM:
Increased
13%
to
a
record
$144.3
billion
with
inflows
of
$6.9
billion
in
the
quarter
and
$31.1
billion
for
the
year.
•
U.S.
Direct
Lending
strategy
had
inflows
of
$2.0
billion
in
the
quarter
and
$6.2
billion
for
the
year,
bringing
Total
AUM
to
$12.4
billion.
•
European
Direct
Lending
strategy
raised
$1.4
billion
in
the
quarter
and
$4.0
billion
for
the
year.
•
Insurance
Solutions
had
$844
million
of
gross
inflows
in
the
quarter
and
$8.1
billion
for
the
year.
Realizations:
$2.3
billion
in
the
quarter
and
$7.3
billion
for
the
year.
Capital
Deployed:
$3.6
billion
in
the
quarter,
driven
by
the
U.S.
Direct
Lending
strategy,
and
$10.2
billion
for
the
year;
committed
an
additional
$1.7
billion
in
the
quarter
that
is
not
yet
deployed.
Returns:
Gross
returns
of
3.8%
in
the
quarter
for
Performing
Credit;
gross
returns
of
(0.8)%
in
the
quarter
for
Distressed
driven
by
certain
energy
and
select
other
positions.
% Change
% Change
(Dollars in Thousands)
4Q'18
4Q'19
vs. 4Q'18
FY'18
FY'19
vs. FY'18
Management Fees, Net
135,872
$
153,089
$
13%
557,229
$
594,604
$
7%
Fee Related Performance Revenues
-
6,484
n/m
(666)
13,764
n/m
Fee Related Compensation
(44,943)
(63,643)
42%
(219,098)
(229,607)
5%
Other Operating Expenses
(40,011)
(46,372)
16%
(131,200)
(160,801)
23%
Fee Related Earnings
50,918
$
49,558
$
(3)%
206,265
$
217,960
$
6%
Realized Performance Revenues
37,625
3,512
(91)%
96,962
32,737
(66)%
Realized Performance Compensation
(20,856)
(841)
(96)%
(53,863)
(12,972)
(76)%
Realized Principal Investment Income
2,665
3,635
36%
16,763
32,466
94%
Net Realizations
19,434
6,306
(68)%
59,862
52,231
(13)%
Segment Distributable Earnings
70,352
$
55,864
$
(21)%
266,127
$
270,191
$
2%
Segment Revenues
176,162
$
166,720
$
(5)%
670,288
$
673,571
$
0%
Total AUM
127,515,286
$
144,342,178
$
13%
127,515,286
$
144,342,178
$
13%
Fee-Earning AUM
96,986,011
$
106,450,747
$
10%
96,986,011
$
106,450,747
$
10%

Supplemental Details

Blackstone

Total Segments
Total Capital Invested has been updated for 2Q’19.
(Dollars in Thousands)
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
FY'18
FY'19
Management and Advisory Fees, Net
Base Management Fees
722,648
$
757,518
$
805,315
$
809,729
$
873,368
$
2,844,325
$
3,245,930
$
Transaction, Advisory and Other Fees, Net
77,576
65,150
61,495
92,702
95,073
229,498
314,420
Management Fee Offsets
(2,029)
(8,606)
(22,654)
(22,086)
(22,768)
(37,371)
(76,114)
Total Management and Advisory Fees, Net
798,195
814,062
844,156
880,345
945,673
3,036,452
3,484,236
Fee Related Performance Revenues
44,185
7,779
13,624
34,225
156,373
123,836
212,001
Fee Related Compensation
(279,284)
(324,031)
(293,834)
(329,834)
(388,879)
(1,216,146)
(1,336,578)
Other Operating Expenses
(130,025)
(123,311)
(142,121)
(144,351)
(161,359)
(488,328)
(571,142)
Fee Related Earnings
433,071
$
374,499
$
421,825
$
440,385
$
551,808
$
1,455,814
$
1,788,517
$
Realized Performance Revenues
483,697
246,769
341,386
420,840
651,647
1,811,771
1,660,642
Realized Performance Compensation
(199,645)
(85,240)
(125,466)
(143,870)
(249,359)
(678,141)
(603,935)
Realized Principal Investment Income
47,098
25,908
123,557
36,148
38,542
236,058
224,155
Total Net Realizations
331,150
187,437
339,477
313,118
440,830
1,369,688
1,280,862
Total Segment Distributable Earnings
764,221
$
561,936
$
761,302
$
753,503
$
992,638
$
2,825,502
$
3,069,379
$
Net Interest Income (Loss)
11,923
5,061
2,761
(7,767)
(2,496)
21,925
(2,441)
Taxes and Related Payables
(54,063)
(29,039)
(55,201)
(35,815)
(76,104)
(153,865)
(196,159)
Distributable Earnings
722,081
$
537,958
$
708,862
$
709,921
$
914,038
$
2,693,562
$
2,870,779
$
Total Segment Revenues
1,373,175
$
1,094,518
$
1,322,723
$
1,371,558
$
1,792,235
$
5,208,117
$
5,581,034
$
Total Assets Under Management
472,242,317
$
511,777,762
$
545,482,337
$
554,022,343
$
571,122,463
$
472,242,317
$
571,122,463
$
Fee-Earning Assets Under Management
342,527,507
$
352,993,394
$
387,864,642
$
394,138,443
$
408,074,852
$
342,527,507
$
408,074,852
$
Total Capital Invested
16,349,738
$
11,783,583
$
17,669,109
$
16,156,664
$
17,339,074
$
44,715,499
$
62,948,430
$

Blackstone

4Q’19 Total AUM Rollforward
(Dollars in Millions)
FY’19 Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals
and
other
decreases
in
available
capital.
Realizations
represent
realizations
from
the
disposition
of
assets.
Market
Activity
represents
gains
(losses)
on
portfolio
investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.
Assets Under Management
4Q’19 Fee-Earning AUM Rollforward
(Dollars in Millions)
FY’19 Fee-Earning AUM Rollforward
(Dollars in Millions)
Real
Private
Hedge Fund
Estate
Equity
Solutions
3Q'19
157,076
$
173,858
$
81,154
$
141,933
$
554,022
$
Inflows
8,046
8,304
2,697
6,921
25,968
Outflows
(349)
(294)
(4,142)
(2,710)
(7,494)
Net Inflows (Outflows)
7,697
8,010
(1,444)
4,211
18,474
Realizations
(6,474)
(2,307)
(483)
(2,334)
(11,599)
Market Activity
4,857
3,325
1,511
532
10,225
4Q'19
163,156
$
182,886
$
80,738
$
144,342
$
571,122
$
QoQ Increase (Decrease)
4%
5%
(1)%
2%
3%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
3Q'19
116,749
$
97,937
$
74,878
$
104,574
$
394,138
$
Inflows
17,108
1,682
3,342
5,261
27,392
Outflows
(3,302)
(1,072)
(3,506)
(1,748)
(9,628)
Net Inflows (Outflows)
13,806
610
(165)
3,513
17,764
Realizations
(3,867)
(813)
(449)
(1,812)
(6,941)
Market Activity
1,525
41
1,371
176
3,114
4Q'19
128,214
$
97,774
$
75,636
$
106,451
$
408,075
$
QoQ Increase (Decrease)
10%
(0)%
1%
2%
4%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
4Q'18
136,247
$
130,665
$
77,815
$
127,515
$
472,242
$
Inflows
34,191
56,837
12,243
31,107
134,377
Outflows
(2,665)
(1,065)
(13,434)
(11,629)
(28,793)
Net Inflows (Outflows)
31,526
55,771
(1,191)
19,478
105,584
Realizations
(18,098)
(13,541)
(1,272)
(7,291)
(40,202)
Market Activity
13,481
9,991
5,386
4,640
33,498
4Q'19
163,156
$
182,886
$
80,738
$
144,342
$
571,122
$
YoY Increase
20%
40%
4%
13%
21%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
4Q'18
93,253
$
80,008
$
72,281
$
96,986
$
342,528
$
Inflows
52,425
27,260
11,488
21,069
112,243
Outflows
(9,690)
(2,353)
(11,929)
(9,068)
(33,039)
Net Inflows (Outflows)
42,735
24,908
(441)
12,002
79,203
Realizations
(11,354)
(7,213)
(1,154)
(5,629)
(25,350)
Market Activity
3,581
71
4,950
3,092
11,694
4Q'19
128,214
$
97,774
$
75,636
$
106,451
$
408,075
$
YoY Increase
37%
22%
5%
10%
19%
Credit
Total

Blackstone

$8.45
$9.60
4Q'18
4Q'19
At
December
31,
2019,
Blackstone
had
$5.3
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$11.5
billion
of
cash
and
net
investments,
or
$9.60
per
share.
Blackstone
has
no
net
debt,
a
$1.6
billion
undrawn
credit
revolver
and
maintains
A+/A+
ratings.
Deconsolidated Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone Funds. GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Hedge Fund Solutions,
and Credit, which were $804 million, $717 million, $103 million, and $269 million, respectively, as of December 31, 2019. Cash and Net Investments per share amounts are calculated using period end
DE Shares Outstanding (see page 23, Share Summary).
A+/A+
Rated by S&P and Fitch
$1.6 billion
Undrawn Credit Revolver
with September 2023 Maturity
$5.3 billion
Total Cash and
Corporate Treasury
Cash and Net Investments
(Per Share)
(Dollars in Millions)
4Q’19
Cash and Cash Equivalents
$
2,172
Corporate Treasury
Investments
3,112
GP/Fund Investments
1,892
Net Accrued Performance
Revenues
4,314
Cash
and Net Investments
$
11,490
Outstanding
Bonds (at par)
$
4,682

Blackstone

Net Accrued Performance Revenues
Net Accrued Performance Revenues are presented net of performance compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized
Performance
Revenues
are
included
in
DE.
Net
Realized
Performance
Revenues
above
represent
Performance
Revenues
realized,
but
not
yet
distributed
as
of
the
reporting
date
and
included in the Net Accrued Performance Revenues balance. When these fees are received, the receivable is reduced without further impacting DE. Per Share calculations are based on end of period DE Shares Outstanding (see page 23, Share Summary).
4Q’19 QoQ Rollforward
(Dollars in Millions)
FY’19 Rollforward
(Dollars in Millions)
Net Accrued Performance Revenues
(Dollars in Millions, Except per Share Data)
4Q'18
3Q'19
4Q'19
4Q'19
Per Share
QoQ
Change
YoY Change
Real Estate
BREP IV
3
$
11
$
11
$
0.01
$
1
$
8
$
BREP V
55
47
19
0.02
(29)
(36)
BREP VI
89
92
81
0.07
(11)
(8)
BREP VII
484
501
447
0.37
(55)
(37)
BREP VIII
429
597
674
0.56
77
245
BREP IX
-
-
6
0.01
6
6
BREP International II
-
44
-
-
(44)
-
BREP Europe III
-
-
-
-
-
-
BREP Europe IV
200
222
167
0.14
(55)
(33)
BREP Europe V
110
174
193
0.16
19
83
BREP Asia I
114
162
152
0.13
(10)
38
BREP Asia II
-
-
22
0.02
22
22
BPP
215
273
282
0.24
8
67
BREIT
23
59
79
0.07
20
56
BREDS
17
29
47
0.04
17
30
BTAS
36
45
42
0.04
(3)
6
Total Real Estate
1,775
$
2,256
$
2,220
$
1.86
$
(36)
$
445
$
Private Equity
BCP IV
72
24
23
0.02
(1)
(49)
BCP V
-
-
-
-
-
-
BCP VI
746
724
705
0.59
(19)
(41)
BCP VII
225
382
471
0.39
89
246
BCP Asia
-
7
17
0.01
10
17
BEP I
103
133
102
0.09
(31)
(1)
BEP II
73
8
-
-
(8)
(73)
Tactical Opportunities
155
114
160
0.13
46
5
Strategic Partners
94
133
144
0.12
11
50
BCEP
19
36
46
0.04
10
27
Life Sciences
-
4
7
0.01
3
7
BTAS
41
53
61
0.05
9
20
Other
1
0
0
-
0
(1)
Total Private Equity
1,529
$
1,616
$
1,737
$
1.45
$
121
$
208
$
Total Hedge Fund Solutions
24
$
61
$
105
$
0.09
$
44
$
81
$
Total Credit
195
$
238
$
252
$
0.21
$
14
$
57
$
Net Accrued Performance Revenues
3,523
$
4,171
$
4,314
$
3.61
$
143
$
791
$
Memo: Net Realized Performance Revenues
68
$
129
$
215
$
0.18
$
86
$
146
$
4Q'18
Net
Performance
Revenues
Net Realized
Distributions
4Q'19
Real Estate
1,775
$
1,144
$
(700)
$
2,220
$
Private Equity
1,529
530
(321)
1,737
HFS
24
95
(14)
105
Credit
195
86
(29)
252
Total
3,523
$
1,855
$
(1,064)
$
4,314
$
YoY Increase
22%
3Q'19
Net
Performance
Revenues
Net Realized
Distributions
4Q'19
Real Estate
2,256
$
341
$
(377)
$
2,220
$
Private Equity
1,616
158
(37)
1,737
HFS
61
44
-
105
Credit
238
29
(15)
252
Total
4,171
$
572
$
(429)
$
4,314
$
QoQ Increase
3%

Blackstone

Investment
Records
as
of
December
31,
2019
(a)
Notes
on
page
21.
BREP
–
Blackstone
Real
Estate
Partners,
BREIT
–
Blackstone
Real
Estate
Income
Trust,
BPP
–
Blackstone
Property
Partners,
BREDS
–
Blackstone
Real
Estate
Debt
Strategies,
BCP
–
Blackstone
Capital
Partners,
BCOM
–
Blackstone
Communications.
* Represents funds that are currently in their investment period and open ended funds.
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
2,531,614
2.1x
2,531,614
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
74,855
0.1x
4,521,164
2.2x
4,596,019
1.7x
28%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
272,765
1.0x
13,030,719
2.4x
13,303,484
2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
-
917,009
2.8x
26,936,728
2.5x
27,853,737
2.5x
13%
13%
BREP VII (Aug 2011 / Apr 2015)
13,496,564
1,906,699
7,262,924
1.6x
22,551,604
2.1x
29,814,528
2.0x
22%
16%
BREP VIII (Apr 2015 / Jun 2019)
16,629,914
3,254,163
18,095,903
1.4x
6,838,570
1.7x
24,934,473
1.5x
26%
16%
*BREP IX (Jun 2019 / Dec 2024)
20,634,398
16,859,273
3,907,608
1.0x
87,590
n/m
3,995,198
1.0x
n/m
n/m
Total Global BREP
72,801,901
$
22,020,135
$
30,531,064
$
1.4x
81,501,293
$
2.2x
112,032,357
$
1.9x
18%
16%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
1,373,170
€
2.1x
1,373,170
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008) (e)
1,629,748
-
3,566
n/a
2,572,364
1.8x
2,575,930
1.8x
8%
8%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,167
467,438
581,528
0.8x
5,579,325
2.5x
6,160,853
2.1x
21%
14%
BREP Europe IV (Sep 2013 / Dec 2016)
6,709,145
1,339,258
3,091,281
1.6x
8,910,480
2.0x
12,001,761
1.9x
23%
17%
BREP Europe V (Dec 2016 / Oct 2019)
7,935,140
1,780,767
7,935,118
1.3x
667,050
2.6x
8,602,168
1.4x
51%
16%
*BREP Europe VI (Oct 2019 / Apr 2025)
8,880,497
8,371,719
507,476
1.0x
-
n/a
507,476
1.0x
n/a
n/m
Total BREP Europe
29,183,869
€
11,959,182
€
12,118,969
€
1.3x
19,102,389
€
2.1x
31,221,358
€
1.7x
16%
14%
BREP Asia I (Jun 2013 / Dec 2017)
5,096,361
$
1,728,289
$
3,774,257
$
1.6x
4,049,838
$
1.9x
7,824,095
$
1.7x
21%
15%
*BREP Asia II (Dec 2017 / Jun 2023)
7,208,070
4,785,471
2,787,120
1.2x
62,050
1.6x
2,849,170
1.2x
n/m
10%
BREP Co-Investment (f)
7,055,974
170,135
1,587,692
2.1x
13,263,050
2.1x
14,850,742
2.1x
15%
16%
Total BREP
127,001,719
$
42,113,862
$
52,689,535
$
1.4x
122,989,021
$
2.2x
175,678,556
$
1.9x
17%
15%
*Core+ BPP (Various) (g)
29,378,175
689,947
32,420,228
n/a
5,877,291
n/a
38,297,519
n/a
n/m
10%
*Core+ BREIT (Various) (h)
12,532,379
n/m
13,104,041
n/a
258,935
n/a
13,362,976
n/a
n/m
10%
*BREDS High-Yield (Various) (i)
13,856,187
4,489,213
3,310,277
1.1x
11,889,018
1.3x
15,199,295
1.3x
11%
11%
Corporate Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
13,493
n/a
2,953,649
1.4x
2,967,142
1.4x
6%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
198,964
178,378
2.5x
21,417,821
2.9x
21,596,199
2.9x
36%
36%
BCP V (Dec 2005 / Jan 2011)
21,013,658
1,039,805
736,918
0.7x
37,166,622
1.9x
37,903,540
1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,192,447
1,652,514
12,566,484
1.7x
14,834,583
2.1x
27,401,067
1.9x
18%
12%
*BCP VII (May 2016 / May 2022)
18,819,853
5,048,792
17,566,425
1.4x
1,663,648
1.7x
19,230,073
1.4x
45%
19%
BCP VIII (TBD)
24,500,000
24,500,000
-
n/a
-
n/a
-
n/a
n/a
n/a
Energy I (Aug 2011 / Feb 2015)
2,435,285
224,784
1,611,101
1.6x
2,699,524
2.0x
4,310,625
1.8x
18%
12%
*Energy II (Feb 2015 / Feb 2021)
4,913,607
749,717
4,347,043
1.3x
278,192
1.8x
4,625,235
1.3x
43%
7%
Energy III (TBD)
4,193,015
4,193,015
-
n/a
-
n/a
-
n/a
n/a
n/a
*BCP Asia (Dec 2017 / Dec 2023)
2,397,744
1,310,366
1,028,271
1.3x
54,308
1.7x
1,082,579
1.3x
n/m
25%
Total Corporate Private Equity
108,563,724
$
38,942,532
$
38,048,113
$
1.5x
95,251,592
$
2.1x
133,299,705
$
1.9x
16%
15%
*Core Private Equity (Jan 2017 / Jan 2021) (j)
4,755,077
1,385,354
4,325,980
1.3x
418,053
1.6x
4,744,033
1.3x
37%
15%

Blackstone

Investment
Records
as
of
December
31,
2019
(a)
–
Continued
Notes on page 21. BXLS –
Blackstone Life Sciences
* Represents funds that are currently in their investment period and open ended funds.
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Tactical Opportunities
*Tactical Opportunities (Various)
23,654,242
$
10,157,252
$
10,351,985
$
1.2x
8,955,179
$
1.7x
19,307,164
$
1.4x
19%
10%
*Tactical Opportunities Co-Investment and Other (Various)
6,885,259
2,352,464
5,409,682
1.3x
1,894,792
1.6x
7,304,474
1.4x
23%
14%
Total Tactical Opportunities
30,539,501
$
12,509,716
$
15,761,667
$
1.3x
10,849,971
$
1.7x
26,611,638
$
1.4x
20%
11%
Strategic Partners (Secondaries)
Strategic Partners I-V (Various) (k)
11,862,623
1,732,094
1,092,247
n/m
16,645,510
n/m
17,737,757
1.5x
n/a
13%
Strategic Partners VI (Apr 2014 / Apr 2016) (k)
4,362,750
1,140,935
1,488,888
n/m
3,111,382
n/m
4,600,270
1.5x
n/a
16%
Strategic Partners VII (May 2016 / Mar 2019) (k)
7,489,970
2,506,624
5,556,596
n/m
1,546,950
n/m
7,103,546
1.5x
n/a
23%
*Strategic Partners Real Assets II (May 2017 / Mar 2022) (k)
1,749,807
516,372
817,832
n/m
271,186
n/m
1,089,018
1.2x
n/a
17%
*Strategic Partners VIII (Mar 2019 / Jul 2023) (k)
10,763,600
5,421,224
3,166,592
n/m
53,818
n/m
3,220,410
1.3x
n/a
n/m
*Strategic Partners Real Estate, SMA and Other (Various) (k)
6,606,978
2,096,602
2,498,143
n/m
1,189,081
n/m
3,687,224
1.3x
n/a
18%
Total Strategic Partners (Secondaries)
42,835,728
$
13,413,851
$
14,620,298
$
n/m
22,817,927
$
n/m
37,438,225
$
1.5x
n/a
14%
*Infrastructure (Various)
13,659,163
11,309,149
2,407,643
1.0x
-
n/a
2,407,643
1.0x
n/a
n/m
Life Sciences
*Clarus IV (Jan 2018 / May 2023)
910,000
547,667
467,471
1.5x
3,323
n/m
470,794
1.5x
n/m
29%
BXLS V (Jan 2020 / Jan 2025)
3,194,630
3,194,630
-
n/a
-
n/a
-
n/a
n/a
n/a
Credit (l)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
97,114
$
23,053
$
1.2x
4,772,316
$
1.6x
4,795,369
$
1.6x
n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000
1,033,255
1,371,238
0.9x
5,273,460
1.6x
6,644,698
1.3x
n/a
11%
*Mezzanine III (Sep 2016 / Sep 2021)
6,639,133
2,845,176
4,324,259
1.1x
1,678,739
1.6x
6,002,998
1.2x
n/a
12%
Distressed I (Sep 2009 / May 2013)
3,253,143
85,000
121,458
0.2x
5,772,964
1.6x
5,894,422
1.4x
n/a
10%
Distressed II (Jun 2013 / Jun 2018)
5,125,000
573,315
1,160,820
0.6x
4,300,232
1.3x
5,461,052
1.1x
n/a
2%
*Distressed III (Dec 2017
/ Dec 2022)
7,356,380
4,962,377
1,772,334
1.0x
866,528
1.4x
2,638,862
1.1x
n/a
11%
Energy I (Nov 2015 / Nov 2018)
2,856,867
1,078,049
1,834,281
1.1x
1,013,466
1.7x
2,847,747
1.3x
n/a
10%
*Energy II (Feb 2019 / Feb 2024)
3,616,081
2,973,803
671,512
1.0x
30,067
2.3x
701,579
1.1x
n/a
n/m
Euro
European Senior Debt (Feb 2015 / Feb 2019)
1,964,689
€
381,768
€
2,028,539
€
1.1x
1,159,583
€
1.5x
3,188,122
€
1.2x
n/a
9%
*European Senior Debt II (Jun 2019 / Jun 2024)
3,403,585
€
3,117,425
€
292,468
€
1.0x
-
€
n/a
292,468
€
1.0x
n/a
n/m
Total Credit
41,095,232
$
17,575,933
$
13,884,286
$
1.0x
25,026,993
$
1.5x
38,911,279
$
1.3x
n/a
11%

Blackstone

Investment
Records
as
of
December
31,
2019
–
Notes
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group Inc.
n/m
Not meaningful generally due to the limited time since initial investment.
n/a
Not applicable.
(a)
Preliminary. Excludes investment vehicles where Blackstone does not earn fees.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.
(d)
Net
Internal
Rate
of
Return
(“IRR”)
represents
the
annualized
inception
to
December
31,
2019
IRR
on
total
invested
capital
based
on
realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date cash flow may differ from the Investment Period Beginning Date.
(e)
The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP
International II performance reflects a 7% Realized Net IRR and a 7% Total Net IRR.
(f)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and
Performance Revenues.
(g)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage.
(h)
Unrealized Investment Value reflects BREIT’s net asset value as of December 31, 2019. Realized Investment Value represents BREIT’s cash distributions, net of servicing fees. BREIT net return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT.
These
returns
are
not
representative
of
the
returns
experienced
by
any
particular
investor
or
share
class.
Inception
to
date
net
returns
are
presented on an annualized basis and are from January 1, 2017.
(i)
BREDS High-Yield represents the flagship real estate debt drawdown funds only and excludes BREDS High-Grade.
(j)
BCEP,
or
Blackstone
Core
Equity
Partners,
is
a
core
private
equity
fund
which
invests
with
a
more
modest
risk
profile
and
longer
hold
period.
(k)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful. If information is not available on a timely basis, returns are calculated from results that are reported on a three month lag.
(l)
Funds
presented
represent
the
flagship
credit
drawdown
funds
only.
The
Total
Credit
Net
IRR
is
the
combined
IRR
of
the
credit
drawdown
funds presented.

Blackstone

Shareholder Dividends
A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 32-33, Definitions and Dividend Policy. DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly-owned subsidiaries. Per Share calculations are based on end of period Participating Common Shares
(page 23, Share Summary); actual dividends are paid to shareholders as of the applicable record date. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common shareholders’ share was $75 million for 4Q’19 and $243 million for FY’19.
Generated
$0.72
of
Distributable
Earnings
per
common
share
during
the
quarter,
bringing
the
year-to-date
amount
to
$2.31
per
common
share.
Blackstone
declared
a
quarterly
dividend
of
$0.61
per
common
share
to
record
holders
as
of
February
10,
2020;
payable
on
February
18,
2020.
% Change
% Change
(Dollars in Thousands, Except per Share Data)
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
vs. 4Q'18
FY'18
FY'19
vs. FY'18
Distributable Earnings
722,081
$
537,958
$
708,862
$
709,921
$
914,038
$
27%
2,693,562
$
2,870,779
$
7%
Add: Other Payables Attributable
to Common Shareholders
43,345
14,598
39,673
24,578
63,796
47%
102,732
142,645
39%
DE before Certain Payables
765,426
552,556
748,535
734,499
977,834
28%
2,796,294
3,013,424
8%
Percent to Common Shareholders
56%
56%
56%
56%
57%
56%
56%
DE before Certain Payables Attributable
to Common Shareholders
429,433
310,832
419,502
413,900
556,133
30%
1,576,653
1,700,367
8%
Less: Other Payables Attributable
to Common Shareholders
(43,345)
(14,598)
(39,673)
(24,578)
(63,796)
47%
(102,732)
(142,645)
39%
DE Attributable to Common Shareholders
386,088
296,234
379,829
389,322
492,337
28%
1,473,921
1,557,722
6%
DE per Common Share
0.57
$
0.44
$
0.57
$
0.58
$
0.72
$
26%
2.17
$
2.31
$
6%
Less: Retained Capital per Common Share
(0.09)
$
(0.07)
$
(0.09)
$
(0.09)
$
(0.11)
$
22%
(0.32)
$
(0.36)
$
13%
Special Cash Dividend per Common Share
0.10
$
-
$
-
$
-
$
-
$
n/m
0.30
$
-
$
n/m
Actual Dividend per Common Share
0.58
$
0.37
$
0.48
$
0.49
$
0.61
$
5%
2.15
$
1.95
$
(9)%
Record Date
Feb 10, 2020
Payable Date
Feb 18, 2020

Blackstone

Share Summary
Common Shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
Participating Common Shares
672,755,818

674,457,578

669,561,793

675,640,119

680,457,424

Participating Partnership Units
526,370,654

524,504,626

525,165,724

523,338,040

515,973,657

Distributable Earnings Shares Outstanding
1,199,126,472
1,198,962,204
1,194,727,517
1,198,978,159
1,196,431,081
Distributable
Earnings
Shares
Outstanding
as
of
quarter
end
of
1,196
million
shares.
•
Repurchased
1.5
million
common
shares
in
the
quarter
and
12.8
million
common
shares
for
the
year.
•
Available
authorization
remaining
was
$781
million
at
December
31,
2019.

Reconciliations and Disclosures

Blackstone

Notes on pages 26-27.
Reconciliation of GAAP to Non-GAAP Measures
QTD
FY
(Dollars in Thousands)
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
FY'18
FY'19
Net Income (Loss) Attributable to The Blackstone Group Inc.
(10,868)
$
481,304
$
305,792
$
779,437
$
483,149
$
1,541,788
$
2,049,682
$
Net Income Attributable to Non-Controlling Interests
in Blackstone Holdings
5,253
402,260
259,330
299,900
378,137
1,364,989
1,339,627
Net Income (Loss) Attributable to Non-Controlling Interests
in Consolidated Entities
(68,800)
186,833
80,744
88,406
120,796
358,878
476,779
Net Income (Loss) Attributable to Redeemable
Non-Controlling Interests in Consolidated Entities
(4,303)
2,480
1,095
(8)
(3,688)
(2,104)
(121)
Net Income (Loss)
(78,718)
$
1,072,877
$
646,961
$
1,167,735
$
978,394
$
3,263,551
$
3,865,967
$
Provision (Benefit)
for Taxes
29,366
41,155
38,736
(156,786)
28,943
249,390
(47,952)
Income (Loss) Before Provision (Benefit)
for Taxes
(49,352)
$
1,114,032
$
685,697
$
1,010,949
$
1,007,337
$
3,512,941
$
3,818,015
$
Transaction-Related Charges (a)
76,431
89,451
106,994
(82,547)
94,715
(261,916)
208,613
Amortization of Intangibles (b)
15,392
16,483
16,483
16,483
16,482
59,994
65,931
Impact of Consolidation (c)
73,103
(189,313)
(81,839)
(88,398)
(117,108)
(356,774)
(476,658)
Unrealized Performance Revenues (d)
806,531
(664,333)
(157,398)
(176,604)
(128,333)
(561,163)
(1,126,668)
Unrealized Performance Allocations Compensation (e)
(302,868)
287,015
64,518
94,907
93,845
319,742
540,285
Unrealized Principal Investment (Income) Loss (f)
160,659
(139,925)
56,353
5,219
(34,974)
65,851
(113,327)
Other Revenues (g)
(46,854)
(13,189)
20,150
(92,843)
6,435
(89,468)
(79,447)
Equity-Based Compensation (h)
43,102
66,776
53,105
58,570
51,743
158,220
230,194
Taxes and Related Payables (i)
(54,063)
(29,039)
(55,201)
(35,815)
(76,104)
(153,865)
(196,159)
Distributable Earnings
722,081
$
537,958
$
708,862
$
709,921
$
914,038
$
2,693,562
$
2,870,779
$
Taxes and Related Payables (i)
54,063
29,039
55,201
35,815
76,104
153,865
196,159
Net Interest (Income) Loss (j)
(11,923)
(5,061)
(2,761)
7,767
2,496
(21,925)
2,441
Total Segment Distributable Earnings
764,221
$
561,936
$
761,302
$
753,503
$
992,638
$
2,825,502
$
3,069,379
$
Realized Performance Revenues (k)
(483,697)
(246,769)
(341,386)
(420,840)
(651,647)
(1,811,771)
(1,660,642)
Realized Performance Compensation (l)
199,645
85,240
125,466
143,870
249,359
678,141
603,935
Realized Principal Investment Income (m)
(47,098)
(25,908)
(123,557)
(36,148)
(38,542)
(236,058)
(224,155)
Fee Related Earnings
433,071
$
374,499
$
421,825
$
440,385
$
551,808
$
1,455,814
$
1,788,517
$
Adjusted EBITDA Reconciliation
Distributable Earnings
722,081
$
537,958
$
708,862
$
709,921
$
914,038
$
2,693,562
$
2,870,779
$
Interest Expense (n)
41,792
41,638
43,230
52,815
57,351
159,838
195,034
Taxes and Related Payables (i)
54,063
29,039
55,201
35,815
76,104
153,865
196,159
Depreciation and Amortization
5,964
5,789
6,000
6,895
7,666
23,882
26,350
Adjusted EBITDA
823,900
$
614,424
$
813,293
$
805,446
$
1,055,159
$
3,031,147
$
3,288,322
$

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See pages 32-33, Definitions and Dividend Policy.
QTD
FY
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
FY'18
FY'19
GAAP Unrealized Performance Allocations
(806,305)
$
663,999
$
157,732
$
176,370
$
128,231
$
561,373
$
1,126,332
$
Segment Adjustment
(226)

334

(334)

234

102

(210)

336

Unrealized Performance Revenues
(806,531)
$
664,333
$
157,398
$
176,604
$
128,333
$
561,163
$
1,126,668
$
QTD
FY
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
FY'18
FY'19
GAAP Unrealized Principal Investment Income (Loss)
(218,165)
$
169,044
$
(37,345)
$
15,391
$
67,913
$
49,917
$
215,003
$
Segment Adjustment
57,506

(29,119)

(19,008)

(20,610)

(32,939)

(115,768)

(101,676)

Unrealized Principal Investment Income (Loss)
(160,659)
$
139,925
$
(56,353)
$
(5,219)
$
34,974
$
(65,851)
$
113,327
$
QTD
FY
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
FY'18
FY'19
GAAP Other Revenue
46,923
$
10,250
$
(17,120)
$
93,273
$
(6,410)
$
672,317
$
79,993
$
Segment Adjustment
(69)

2,939

(3,030)

(430)

(25)

(582,849)

(546)

Other Revenues
46,854
$
13,189
$
(20,150)
$
92,843
$
(6,435)
$
89,468
$
79,447
$
(h)
This adjustment removes Equity-Based Compensation on a segment basis.
(b)
This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation. This amount includes amortization of intangibles associated with Blackstone’s investment in Pátria, which is accounted for under the equity method.
(c)
This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of
Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(d)
This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(e)
This adjustment removes Unrealized Performance Allocations Compensation.
(f)
This adjustment removes Unrealized Principal Investment Income (Loss) on a segment basis. The Segment Adjustment represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(g)
This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone
Funds which have been eliminated in consolidation, and (2) the removal of certain Transaction-Related Charges. For the year ended December 31, 2018, Transaction-Related
Charges included $580.9 million of Other Revenues received upon the conclusion of Blackstone’s investment sub-advisory relationship with FS Investments’ funds.
(a)
This adjustment removes Transaction-Related Charges, which are excluded from Blackstone’s segment presentation. Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Continued
(i)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and
adjusted to exclude the tax impact of any divestitures. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement.
QTD
FY
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
FY'18
FY'19
GAAP Interest and Dividend Revenue
47,885
$
44,084
$
43,686
$
42,482
$
52,146
$
171,947
$
182,398
$
Segment Adjustment
5,830

2,615

2,305

2,566

2,709

9,816

10,195

Interest and Dividend Revenue
53,715
$
46,699
$
45,991
$
45,048
$
54,855
$
181,763
$
192,593
$
GAAP Interest Expense
44,644
$
42,002
$
43,596
$
53,362
$
60,688
$
163,990
$
199,648
$
Segment Adjustment
(2,852)

(364)

(366)

(547)

(3,337)

(4,152)

(4,614)

Interest Expense
41,792
$
41,638
$
43,230
$
52,815
$
57,351
$
159,838
$
195,034
$
Net Interest Income (Loss)
11,923
$
5,061
$
2,761
$
(7,767)
$
(2,496)
$
21,925
$
(2,441)
$
(k)
This adjustment removes the total segment amounts of Realized Performance Revenues.
(l)
This adjustment removes the total segment amounts of Realized Performance Compensation.
(m)
This adjustment removes the total segment amount of Realized Principal Investment Income.
(n)
This adjustment adds back Interest Expense on a segment basis.
Reconciliation
of
GAAP
Shares
of
Class
A
Common
Stock
Outstanding
to
Distributable
Earnings
Shares
Outstanding
QTD
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
GAAP Shares of Class A Common Stock Outstanding
663,212,830

665,331,887

660,588,369

666,257,305

671,157,692

Unvested Participating Common Shares
9,542,988

9,125,691

8,973,424

9,382,814

9,299,732

Total Participating Common Shares
672,755,818

674,457,578

669,561,793

675,640,119

680,457,424

Participating Partnership Units
526,370,654

524,504,626

525,165,724

523,338,040

515,973,657

Distributable Earnings Shares Outstanding
1,199,126,472

1,198,962,204

1,194,727,517

1,198,978,159

1,196,431,081

Disclosure
of
Weighted-Average
Shares
of
Class
A
Common
Stock
Outstanding
QTD
FY
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
FY'18
FY'19
Total GAAP Weighted-Average Shares of Class A Common Stock
     Outstanding - Basic
676,629,572

674,507,698

673,655,305

675,963,129

679,420,988

678,850,245

675,900,466

Weighted-Average Shares of Unvested Deferred Restricted Class
     A Common Stock
-

207,752

330,639

256,629

274,520

226,487

267,385

Weighted-Average Blackstone Holdings Partnership Units
-

525,764,790

-

-

-

527,886,114

-

Total GAAP Weighted-Average Shares of Class A Common Stock
     Outstanding - Diluted
676,629,572

1,200,480,240

673,985,944

676,219,758

679,695,508

1,206,962,846

676,167,851

(j)
This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
QTD
FY
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
FY'18
FY'19
Taxes
38,975
$
15,344
$
34,209
$
26,933
$
63,930
$
90,022
$
140,416
$
Related Payables
15,088

13,695

20,992

8,882

12,174

63,843

55,743

Taxes and Related Payables
54,063
$
29,039
$
55,201
$
35,815
$
76,104
$
153,865
$
196,159
$

Blackstone

Blackstone’s Fourth Quarter 2019 GAAP Balance Sheet Results
See page 29, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.
(Dollars in Thousands) (Unaudited)
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
Assets
Cash and Cash Equivalents
2,207,841
$
1,570,741
$
1,484,444
$
2,468,563
$
2,172,441
$
Cash Held by Blackstone Funds and Other
337,320
217,625
324,609
375,981
351,210
Investments
20,377,031
21,180,950
22,242,040
22,204,460
22,281,682
Accounts Receivable
636,238
711,889
802,066
755,777
975,075
Due from Affiliates
1,994,123
2,320,291
2,211,737
2,464,163
2,594,873
Intangible Assets, Net
468,507
450,757
433,007
415,257
397,508
Goodwill
1,869,860
1,869,860
1,869,860
1,869,860
1,869,860
Other Assets
294,248
302,033
354,253
402,670
382,493
Right-of-Use Assets
-
521,932
507,065
490,882
471,059
Deferred Tax Assets
739,482
728,873
743,132
938,158
1,089,305
Total Assets
28,924,650
$
29,874,951
$
30,972,213
$
32,385,771
$
32,585,506
$
Liabilities and Equity
Loans Payable
9,951,862
$
10,011,155
$
10,676,138
$
11,270,245
$
11,080,723
$
Due to Affiliates
1,035,776
1,045,452
1,081,899
984,969
1,026,871
Accrued Compensation and Benefits
2,942,128
3,001,597
3,308,595
3,623,258
3,796,044
Securities Sold, Not Yet Purchased
142,617
128,106
128,512
87,051
75,545
Repurchase Agreements
222,202
218,865
207,676
163,059
154,118
Operating Lease Liabilities
-
587,408
574,619
558,253
542,994
Accounts Payable, Accrued Expenses and Other Liabilities
875,979
735,667
929,688
1,069,475
806,159
Total Liabilities
15,170,564
15,728,250
16,907,127
17,756,310
17,482,454
Redeemable Non-Controlling Interests in Consolidated Entities
141,779
136,941
101,310
93,667
87,651
Equity
The Blackstone Group L.P. Partners’ Capital
6,415,700
6,501,072
6,335,897
-
-
Class A Common Stock, $0.00001 par value (671,157,692 shares issued and outstanding as of December 31, 2019)
-
-
-
7
7
Class B Common Stock, $0.00001 par value (1 share issued and outstanding as of December 31, 2019)
-
-
-
-
-
Class C Common Stock, $0.00001 par value (1 share issued and outstanding as of December 31, 2019)
-
-
-
-
-
Additional Paid-in-Capital
-
-
-
6,292,765
6,428,647
Retained Earnings
-
-
-
456,814
609,625
Accumulated Other Comprehensive Loss
(36,476)
(32,430)
(27,542)
(35,173)
(28,495)
Non-Controlling Interests in Consolidated Entities
3,648,766
3,852,346
3,869,303
4,035,513
4,186,069
Non-Controlling Interests in Blackstone Holdings
3,584,317
3,688,772
3,786,118
3,785,868
3,819,548
Total Equity
13,612,307
14,009,760
13,963,776
14,535,794
15,015,401
Total Liabilities and Equity
28,924,650
$
29,874,951
$
30,972,213
$
32,385,771
$
32,585,506
$

Blackstone

Reconciliation of GAAP to Non-GAAP Balance Sheet Measures
(a)
This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)
Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)
Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to
Affiliates.
(d)
This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from Affiliates.
(e)
This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase Agreements
and securities sold short, not yet purchased.
(f)
This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(g)
This adjustment removes amounts related to consolidated Blackstone Funds.
(Dollars in Thousands)
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
Investments of Consolidated Blackstone Funds
8,376,338
$
8,603,847
$
8,633,794
$
8,481,233
$
8,380,698
$
Equity Method Investments
Partnership Investments
3,649,423
3,815,993
3,802,565
3,864,453
4,035,675
Accrued Performance Allocations
5,883,924
6,486,450
6,743,542
7,003,889
7,180,449
Corporate Treasury Investments
2,206,493
2,005,174
2,797,908
2,588,529
2,419,587
Other Investments
260,853
269,486
264,231
266,356
265,273
Total GAAP Investments
20,377,031
$
21,180,950
$
22,242,040
$
22,204,460
$
22,281,682
$
Accrued
Performance
Allocations
-
GAAP
5,883,924
$
6,486,450
$
6,743,542
$
7,003,889
$
7,180,449
$
Impact of Consolidation (a)
-
374
607
237
384
Due
from
Affiliates
-
GAAP
(b)
33,419
9,483
25,022
18,955
154,980
Less:
Accrued
Performance
Compensation
-
GAAP
(c)
(2,394,747)
(2,638,374)
(2,724,998)
(2,851,817)
(3,021,899)
Net Accrued Performance Revenues
3,522,596
$
3,857,933
$
4,044,173
$
4,171,264
$
4,313,914
$
Corporate
Treasury
Investments
-
GAAP
2,206,493
$
2,005,174
$
2,797,908
$
2,588,529
$
2,419,587
$
Impact of Consolidation (a)
73,106
75,988
160,644
163,183
164,243
Other Assets (d)
438,454
519,884
425,823
440,982
602,707
Other Liabilities (e)
(205,332)
(101,605)
(91,016)
(80,086)
(74,898)
Corporate
Treasury
Investments
-
Deconsolidated
2,512,721
$
2,499,441
$
3,293,359
$
3,112,608
$
3,111,639
$
Partnership
and
Other
Investments
-
GAAP
3,910,276
$
4,085,479
$
4,066,796
$
4,130,809
$
4,300,948
$
Impact of Consolidation (f)
(2,015,417)
(2,095,717)
(2,209,825)
(2,289,139)
(2,409,218)
GP/Fund
Investments
-
Deconsolidated
1,894,859
$
1,989,762
$
1,856,971
$
1,841,670
$
1,891,730
$
Loans
Payable
-
GAAP
9,951,862
$
10,011,155
$
10,676,138
$
11,270,245
$
11,080,723
$
Impact of Consolidation (g)
(6,480,711)
(6,561,111)
(6,536,221)
(6,492,686)
(6,479,867)
Outstanding Bonds (Carrying Value)
3,471,151
3,450,044
4,139,917
4,777,559
4,600,856
Unamortized Discount/Premium
60,879
59,576
66,033
82,336
81,094
Outstanding
Bonds
(at
par)
-
Deconsolidated
3,532,030
$
3,509,620
$
4,205,950
$
4,859,895
$
4,681,950
$

Blackstone

Reconciliation of GAAP to Total Segment Measures
QTD
FY
(Dollars in Thousands)
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
FY'18
FY'19
Management and Advisory Fees, Net
GAAP
797,554
$
809,726
$
840,378
$
878,151
$
943,900
$
3,027,796
$
3,472,155
$
Segment Adjustment (a)
641
4,336
3,778
2,194
1,773
8,656
12,081
Total Segment
798,195
$
814,062
$
844,156
$
880,345
$
945,673
$
3,036,452
$
3,484,236
$
GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues
GAAP
Incentive Fees
15,797
12,132
21,915
8,254
87,610
57,540
129,911
Investment Income -
Realized Performance Allocations
511,388
242,375
332,520
446,550
717,555
1,876,507
1,739,000
GAAP
527,185
$
254,507
$
354,435
$
454,804
$
805,165
$
1,934,047
$
1,868,911
$
Total Segment
Less: Realized Performance Revenues
(483,697)
(246,769)
(341,386)
(420,840)
(651,647)
(1,811,771)
(1,660,642)
Segment Adjustment (b)
697
41
575
261
2,855
1,560
3,732
Total Segment
44,185
$
7,779
$
13,624
$
34,225
$
156,373
$
123,836
$
212,001
$
GAAP Compensation to Total Segment Fee Related Compensation
GAAP
Compensation
373,790
471,397
438,521
462,766
447,646
1,609,957
1,820,330
Incentive Fees Compensation
10,260
5,406
8,886
5,419
24,589
33,916
44,300
Realized Performance Allocations Compensation
212,174
86,395
125,825
155,663
295,059
711,076
662,942
GAAP
596,224
$
563,198
$
573,232
$
623,848
$
767,294
$
2,354,949
$
2,527,572
$
Total Segment
Less: Realized Performance Compensation
(199,645)
(85,240)
(125,466)
(143,870)
(249,359)
(678,141)
(603,935)
Less: Equity-Based Compensation -
Operating Compensation
(39,968)
(63,708)
(50,225)
(56,139)
(51,612)
(145,213)
(221,684)
Less: Equity-Based Compensation -
Performance Compensation
(3,134)
(3,068)
(2,880)
(2,431)
(131)
(13,007)
(8,510)
Segment Adjustment (c)
(74,193)
(87,151)
(100,827)
(91,574)
(77,313)
(302,442)
(356,865)
Total Segment
279,284
$
324,031
$
293,834
$
329,834
$
388,879
$
1,216,146
$
1,336,578
$
GAAP General, Administrative and Other to Total Segment Other Operating Expenses
GAAP
153,519
$
146,062
$
175,308
$
171,067
$
186,971
$
594,873
$
679,408
$
Segment Adjustment (d)
(23,494)
(22,751)
(33,187)
(26,716)
(25,612)
(106,545)
(108,266)
Total Segment
130,025
$
123,311
$
142,121
$
144,351
$
161,359
$
488,328
$
571,142
$
Realized Performance Revenues
GAAP
Incentive Fees
15,797
12,132
21,915
8,254
87,610
57,540
129,911
Investment Income -
Realized Performance Allocations
511,388
242,375
332,520
446,550
717,555
1,876,507
1,739,000
GAAP
527,185
$
254,507
$
354,435
$
454,804
$
805,165
$
1,934,047
$
1,868,911
$
Total Segment
Less: Fee Related Performance Revenues
(44,185)
(7,779)
(13,624)
(34,225)
(156,373)
(123,836)
(212,001)
Segment Adjustment (b)
697
41
575
261
2,855
1,560
3,732
Total Segment
483,697
$
246,769
$
341,386
$
420,840
$
651,647
$
1,811,771
$
1,660,642
$

Blackstone

Reconciliation of
GAAP
to
Total
Segment
Measures
–
Continued
This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated Statement of Operations
(page
1).
Segment
basis
presents
revenues
and
expenses
on
a
basis
that
deconsolidates
the
investment
funds
Blackstone
manages
and
excludes
the
amortization of intangibles, the
expense of equity-based awards and Transaction-Related Charges.
(a)
Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the
Total Segment measures.
(b)
Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)
Represents the removal of Transaction-Related Charges that are not recorded in the Total Segment measures.
(d)
Represents the removal of (1) the amortization of transaction-related intangibles, and (2) certain expenses reimbursed by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures.
(e)
Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and
(2)
the
removal
of
amounts
associated
with
the
ownership
of
Blackstone
consolidated
operating
partnerships
held
by
non-controlling
interests.
(f)
Represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
QTD
FY
(Dollars in Thousands)
4Q'18
1Q'19
2Q'19
3Q'19
4Q'19
FY'18
FY'19
Realized Performance Compensation
GAAP
Incentive Fee Compensation
10,260
$
5,406
$
8,886
$
5,419
$
24,589
$
33,916
$
44,300
$
Realized Performance Allocations Compensation
212,174
86,395
125,825
155,663
295,059
711,076
662,942
GAAP
222,434
$
91,801
$
134,711
$
161,082
$
319,648
$
744,992
$
707,242
$
Total Segment
Less: Fee Related Performance Compensation
(19,655)
(3,493)
(6,365)
(14,781)
(70,158)
(53,844)
(94,797)
Less:
Equity-Based
Compensation
-
Performance
Compensation
(3,134)
(3,068)
(2,880)
(2,431)
(131)
(13,007)
(8,510)
Total Segment
199,645
$
85,240
$
125,466
$
143,870
$
249,359
$
678,141
$
603,935
$
Realized Principal Investment Income
GAAP
109,901
$
73,261
$
145,040
$
74,642
$
100,535
$
415,862
$
393,478
$
Segment Adjustment (e)
(62,803)
(47,353)
(21,483)
(38,494)
(61,993)
(179,804)
(169,323)
Total Segment
47,098
$
25,908
$
123,557
$
36,148
$
38,542
$
236,058
$
224,155
$
GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest Income (Loss)
GAAP
Interest and Dividend Revenue
47,885
44,084
43,686
42,482
52,146
171,947
182,398
Interest Expense
(44,644)
(42,002)
(43,596)
(53,362)
(60,688)
(163,990)
(199,648)
GAAP
3,241
$
2,082
$
90
$
(10,880)
$
(8,542)
$
7,957
$
(17,250)
$
Segment Adjustment (f)
8,682
2,979
2,671
3,113
6,046
13,968
14,809
Total Segment
11,923
$
5,061
$
2,761
$
(7,767)
$
(2,496)
$
21,925
$
(2,441)
$

Blackstone

Definitions and Dividend Policy
Blackstone
discloses
the
following
operating
metrics
and
financial
measures
that
are
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Segment
Distributable
Earnings,
or
“Segment
DE”,
is
Blackstone’s
segment
profitability
measure
used
to
make
operating
decisions
and
assess
performance
across
Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee Related Earnings and Net Realizations
for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in
Blackstone’s consolidated Operating Partnerships, removes the amortization of intangible assets and removes Transaction-Related Charges. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision
(Benefit) for Taxes.
o
Net
Realizations
is
presented
on
a
segment
basis
and
is
the
sum
of
Realized
Principal
Investment
Income
and
Realized
Performance
Revenues
(which
refers
to
Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance Compensation (which refers to Realized Performance
Compensation excluding Fee Related Performance Compensation and Equity-Based Performance Compensation).
o
Total
Segment
Revenues
and
Segment
Revenues
represent
Net
Management
and
Advisory
Fees,
Fee
Related
Performance
Revenues,
Realized
Performance
Revenues and Realized Principal Investment Income.
•
Distributable
Earnings,
or
“DE”,
is
derived
from
Blackstone’s
segment
reported
results.
DE
is
used
to
assess
performance
and
amounts
available
for
dividends
to
Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings Partnerships. DE is the sum of Segment DE
plus Net Interest Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.
o
Net
Interest
Income
(Loss)
is
presented
on
a
segment
basis
and
is
equal
to
Interest
and
Dividend
Revenue
less
Interest
Expense,
adjusted
for
the
impact
of
consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.
o
Taxes
and
Related
Payables
represent
the
total
GAAP
tax
provision
adjusted
to
include
only
the
current
tax
provision
(benefit)
calculated
on
Income
(Loss)
Before Provision (Benefit) for Taxes excluding the tax impact of any divestitures and including the Payable under the Tax Receivable Agreement.
•
Fee
Related
Earnings,
or
“FRE”,
is
a
performance
measure
used
to
assess
Blackstone’s
ability
to
generate
profits
from
revenues
that
are
measured
and
received
on a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus
Fee
Related
Performance
Revenues,
less
(a)
Fee
Related
Compensation
on
a
segment
basis,
and
(b)
Other
Operating
Expenses.
FRE
is
derived
from
and
reconciled
to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.
o
Fee
Related
Compensation
is
presented
on
a
segment
basis
and
refers
to
the
compensation
expense,
excluding
Equity-Based
Compensation,
directly
related
to
(a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related Performance Compensation.
o
Fee
Related
Performance
Revenues
refers
to
the
realized
portion
of
Performance
Revenues
from
Perpetual
Capital
that
are
(a)
measured
and
received
on
a
recurring basis, and (b) not dependent on realization events from the underlying investments.
o
Perpetual
Capital
refers
to
the
component
of
assets
under
management
with
an
indefinite
term,
that
is
not
in
liquidation,
and
for
which
there
is
no
requirement
to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows. Includes co-
investment capital with an investor right to convert into Perpetual Capital.

Blackstone

Definitions
and
Dividend
Policy
–
Continued
•
Adjusted
Earnings
Before
Interest,
Taxes
and
Depreciation
and
Amortization,
or
“Adjusted
EBITDA”,
is
a
supplemental
measure
used
to
assess
performance
derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and (c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.
•
Performance
Revenues
collectively
refers
to:
(a)
Incentive
Fees,
and
(b)
Performance
Allocations.
•
Performance
Compensation
collectively
refers
to:
(a)
Incentive
Fee
Compensation,
and
(b)
Performance
Allocations
Compensation.
•
Transaction-Related
Charges
arise
from
corporate
actions
including
acquisitions,
divestitures,
and
Blackstone’s
initial
public
offering.
They
consist
primarily
of
equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
Dividend Policy. Blackstone’s intention is to pay to holders of Class A common stock a quarterly dividend representing approximately 85% of The Blackstone Group
Inc.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the
conduct
of
its
business,
to
make
appropriate
investments
in
its
business
and
funds,
to
comply
with
applicable
law,
any
of
its
debt
instruments
or
other
agreements,
or
to
provide
for
future
cash
requirements
such
as
tax-related
payments,
clawback
obligations
and
dividends
to
shareholders
for
any
ensuing
quarter.
The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to eliminate such dividends entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect our current views with respect to, among other things, our operations, taxes , earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,”
“seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on
Form 10-K for the year ended December 31, 2018 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission
(“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking
statements
speak
only
as
of
the
date
of
this
report,
and
we
undertake
no
obligation
to
publicly
update
or
review
any
forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.